                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 2000 between the Company and U S Bank Trust National Association, as Trustee of Home Equity Loan Trust 2000-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of July, 2000.

                                          CONSECO FINANCE CORP.




                                          BY: /s/ Phyllis A. Knight
                                              ---------------------------------
                                              Phyllis A. Knight
                                              Senior Vice President and
                                              Treasurer

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER




The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 2000 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 2000-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 1, 2000 to June 30, 2000 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of July, 2000.

                                          CONSECO FINANCE CORP.




                                          BY: /s/ Phyllis A. Knight
                                              --------------------------------
                                              Phyllis A. Knight
                                              Senior Vice President and
                                              Treasurer

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-D
                                       MONTHLY REPORT                  June 2000

                                                     Distribution Date:  7/17/00
                                                       CUSIP# 20846Q DB1 DC9 DD7
                                                                 DE5 DF2 DG0 DH8
                                                         Trust Account: 33382830

     1.    Amount Available (including Monthly Servicing Fee                         $18,020,364.95
           and including Prepayment Charges ($__________))                           --------------

     2.    Formula Principal Distribution Amount:

           (a)  Scheduled Principal                              $ 1,267,088.69
                                                                 --------------
           (b)  Principal Prepayments                              7,581,579.26
                                                                 --------------
           (c)  Liquidated Loans                                           0.00
                                                                 --------------
           (d)  Repurchases                                                0.00
                                                                 --------------
           (e)  Previously undistributed (a)-(d) amounts                   0.00
                                                                 --------------
           (e)  Pre-Funded, if any (Post-Funding)                          0.00
                                                                 --------------

           (f)  Overcollateralization Distribution                 4,733,667.83
                                                                 --------------

                                      Total Principal                                $13,582,335.78
                                                                                     --------------

     3.    Monthly Servicing Fee (if Originator or subsidiary
           is not Servicer)                                                          $         0.00
                                                                                     --------------

     4.   Insured Payment.                                                           $         0.00
                                                                                     --------------

     5.   Premium Amount .25%.                                                       $   208,333.33
                                                                                     --------------

     6.   Backup Servicer Fees and Servicer Reimbursement.                           $         0.00
                                                                                     --------------


Class A Certificates
--------------------

          Interest

     7.   Aggregate Current Interest
          (a)  Class AB-1 Pass-through Rate                               7.52%
                                                                          -----
          (b)  Class AB-1 Interest                                                   $ 1,264,195.56
                                                                                     --------------
          (c)  Class AB-2 Pass-through Rate                               7.67%
                                                                          -----
          (d)  Class AB-2 Interest                                                   $   268,023.89
                                                                                     --------------
          (e)  Class AB-3 Pass-through Rate                               7.89%
                                                                          -----
          (f)  Class AB-3 Interest                                                   $   842,038.33
                                                                                     --------------
          (g)  Class AB-4 Pass-through Rate                               8.17%
                                                                          -----
          (h)  Class AB-4 Interest                                                   $   543,985.83
                                                                                     --------------
          (I)  Class AB-5 Pass-through Rate                               8.41%
                                                                          -----
          (j)  Class AB-5 Interest                                                   $   548,051.67
                                                                                     --------------

     8.   Amount applied to Unpaid Class A Interest Shortfall                        $         0.00
                                                                                     --------------

     9.   Remaining Unpaid Class A Interest Shortfall                                $         0.00
                                                                                     --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-D
                                       MONTHLY REPORT                  June 2000
                                       PAGE 2
                                                      Distribution Date: 7/17/00
                                                       CUSIP# 20846Q DB1 DC9 DD7
                                                                 DE5 DF2 DG0 DH8
                                                         Trust Account: 33382830

Class BB-1 Certificates
-----------------------
     10.  Amount Available less all preceding distributions and
          Insured Payment.                                                           $ 14,345,736.34
                                                                                     ---------------

          Interest on Class BB-1 Adjusted Principal Balance

     11.  Class BB-1 Adjusted Principal Balance                                      $          0.00
                                                                                     ---------------

          Current Interest
          (a)  Class BB-1 Pass-through Rate or Wtd. Ave., if Less     11.26%
                                                                      ------
          (b)  Class BB-1 Interest                                                   $     31,903.33
                                                                                     ---------------

     12.  Amount applied to Unpaid Class BB-1 Interest Shortfall                     $          0.00
                                                                                     ---------------

     13.  Remaining Unpaid Class MF-1 Interest Shortfall                             $          0.00
                                                                                     ---------------

Class BB-2 Certificates
-----------------------

     14.  Amount Available less all preceding distributions and
          insured payments.                                                          $ 14,313,833.01
                                                                                     ---------------
          Interest on Class BB-2 Adjusted Principal Balance

     15.  Class BB-2 Adjusted Principal Balance                                      $          0.00
                                                                                     ---------------
          Current Interest
          (a)  Class BB-2 Pass-through Rate or Wtd. Ave., if Less     11.30%
                                                                      ------
          (b)  Class BB-2 Interest                                                   $    314,830.56
                                                                                     ---------------

     16.  Amount applied to Unpaid Class BB-2 Interest Shortfall                     $          0.00
                                                                                     ---------------

     17.  Remaining Unpaid Class BB-2 Interest Shortfall                             $          0.00
                                                                                     ---------------

     18.  Senior Enhancement Percentage
          A fraction, expressed as a percentage:                                         7.03562267%
                                                                                     ---------------

          (a)  the numerator of which is the excess of (A) the Pool
               Scheduled Principal Balance over (B) the Class A
               Principal Balance                                                     $ 69,733,667.83
                                                                                     ---------------
          (b)  the denominator of which is the Pool Scheduled
               Principal Balance                                                     $991,151,332.05
                                                                                     ---------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-D
                                       MONTHLY REPORT                  June 2000
                                       PAGE 3
                                                      Distribution Date: 7/17/00
                                                       CUSIP# 20846Q DB1 DC9 DD7
                                                                 DE5 DF2 DG0 DH8
                                                         Trust Account: 33382830

     19.  Trigger Event
          (a)   Average Ninety-Day Delinquency Ratio Test
                (to be satisfied, line (ii) may not exceed line (iii)).

                   (i)  Ninety-Day Delinquency Ratio for current
                        Payment Date.                                                            0.00%
                                                                                       ---------------

                 (ii)  Arithmetic Average Ninety-Day Delinquency Ratios
                       for current and two preceding months.                                     0.00%
                                                                                       ---------------

                (iii)  48.5% of the Senior Enhancement Percentage.                               0.00%
                                                                                       ---------------


         (b) Cumulative Realized Losses Test (to be satisfied, line (ii) may not exceed 3.65% from July, 2003 through June, 2004 Payment
                Dates, 4.75% from July, 2004 through June, 2005 Payment Dates,
                5.50% from July, 2005 through June, 2007 Payment Dates, 6.00% thereafter).

                      (i)   Cumulative Realized Losses for current Payment Date.       $          0.00
                                                                                       ---------------

                     (ii)   Cumulative Realized Losses as a percentage of Cut-off
                            Date Pool Principal Balance.                                         0.00%
                                                                                       ---------------


         (c) Rolling Loss Test (to be satisfied, line (iii) must be less than 2.50% for July, 2003 through June, 2004 Payment Dates, 3.00% for
               July, 2004 through June, 2006 Payment Dates, 2.00% for July, 2006 through June, 2007 Payment Dates, 1.00%, thereafter).

                       (i)  Realized Losses for current Payment Date.                  $          0.00
                                                                                       ---------------

                      (ii)  Realized Losses for current and preceding
                            11 Payment Dates.                                                    0.00%
                                                                                       ---------------

                     (iii)  Line (ii) as a percentage of Pool Scheduled
                            Principal Balance on earliest of 12 Payment Dates
                            referred to on line (ii).                                           0.00%
                                                                                      ---------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-D
                                       MONTHLY REPORT                  June 2000
                                       PAGE 4
                                                      Distribution Date: 7/17/00
                                                       CUSIP# 20846Q DB1 DC9 DD7
                                                                 DE5 DF2 DG0 DH8
                                                         Trust Account: 33382830

     20. Over-Collateralization Trigger Event Exists if:
         (a)   Arithmetic average of Ninety-Day Delinquency Ratios for current and two preceding months (line 19(a)(ii), above) exceeds 50.0% of
               the Senior Enhancement Percentage, or                                           0.00%
                                                                                     ---------------

         (b)   Cumulative Realized Losses as a percentage of Cut-off Date Pool
               Principal Balance (line 19(b)(ii), above) exceeds 1.95% from
               July, 2000 through June, 2001 Payment Dates, 2.70% from July,
               2001 through June, 2002 Payment Dates, 4.65% from July, 2002 through June, 2003 Payment Dates, 5.50% from July, 2003 through
               June, 2004 Payment Dates, 5.75% from July, 2004 through June,
               2007 Payment Dates, and 6.25% thereafter.                                       0.00%
                                                                                     ---------------

         (c)   Realized Losses as a percentage of Pool Scheduled Principal
               Balance at beginning of 12 month period (line 19(c)(ii), above), equals or exceeds 1.25% from July, 2002 through June, 2003
               Payment Dates, 2.75% from July, 2003 through June, 2004 Payment
               Dates, 3.25% from July, 2004 through June, 2006 Payment Dates,
               2.25% from July, 2006 through June, 2007 Payment Dates, and
               1.25% thereafter.                                                               0.00%
                                                                                     ---------------

Class A Certificates
--------------------

     21.  Amount Available less all preceding distributions                          $ 13,999,002.45
                                                                                     ---------------

          Principal

     22.  Class A Formula Principal Distribution Amount:

          (a)    Class AB-1                                                          $ 13,582,335.78
                                                                                     ---------------
          (b)    Class AB-2                                                          $          0.00
                                                                                     ---------------
          (c)    Class AB-3                                                          $          0.00
                                                                                     ---------------
          (d)    Class AB-4                                                          $          0.00
                                                                                     ---------------
          (e)    Class AB-5                                                          $          0.00
                                                                                     ---------------

     23.  Class A Principal Balance:

          (a)    Class AB-1                                                          $342,417,664.22
                                                                                     ---------------
          (b)    Class AB-2                                                          $ 74,000,000.00
                                                                                     ---------------
          (c)    Class AB-3                                                          $226,000,000.00
                                                                                     ---------------
          (d)    Class AB-4                                                          $141,000,000.00
                                                                                     ---------------
          (e)    Class AB-5                                                          $138,000,000.00
                                                                                     ---------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-D
                                       MONTHLY REPORT                  June 2000
                                       PAGE 5
                                                      Distribution Date: 7/17/00
                                                       CUSIP# 20846Q DB1 DC9 DD7
                                                                 DE5 DF2 DG0 DH8
                                                         Trust Account: 33382830

     24.  Amount, if any, by which Class A Formula Principal Distribution
          Amount exceeds amounts distributed pursuant to item 23, above.                           $          0.00
                                                                                                   ---------------

     25.  Amount Available less all preceding distributions.                                       $    416,666.67
                                                                                                   ---------------

     26.  Reimbursement Amount to Certificate Insurer.                                             $          0.00
                                                                                                   ---------------

Class BB-1 Certificates
-----------------------

     27.  Amount available less all preceding distributions                                        $    416,666.67
                                                                                                   ---------------

          Principal

     28.  Class BB-1 Principal Distribution                                                        $          0.00
                                                                                                   ---------------

     29.  Class BB-1 Principal Balance                                                             $  6,000,000.00
                                                                                                   ---------------

     30.  Amount, if any, by which Class BB-1 Formula Principal Distribution
          Amount exceeds Class BB-1 Principal Distibution Amount                                   $          0.00
                                                                                                   ---------------

          Liquidation Loss Interest

     31.  Amount applied to Class BB-1 Liquidation Loss Interest Amount                            $          0.00
                                                                                                   ---------------

     32.  Class BB-1 Liquidation Loss Interest Shortfall                                           $          0.00
                                                                                                   ---------------

     33.  Amount applied to Unpaid Class BB-1 Liquidation Loss Interest Shortfall                  $          0.00
                                                                                                   ---------------

     34.  Remaining Unpaid Class BB-1 Liquidation Loss Interest Shortfall                          $          0.00
                                                                                                   ---------------

     35.  Monthly Servicing Fee (if Originator or subsidiary is not Servicer)
          (Portion Not Paid Under (3), Above)                                                      $          0.00
                                                                                                   ---------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-D
                                       MONTHLY REPORT                  June 2000
                                       PAGE 6
                                                      Distribution Date: 7/17/00
                                                       CUSIP# 20846Q DB1 DC9 DD7
                                                                 DE5 DF2 DG0 DH8
                                                         Trust Account: 33382830

Class MF-2 Certificates
-----------------------

     36.  Amount available less all preceding distributions                          $    416,666.67
                                                                                     ---------------
          Principal

     36.  Class BB-2 Principal Distribution                                          $          0.00
                                                                                     ---------------

     37.  Class BB-2 Principal Balance                                               $ 59,000,000.00
                                                                                     ---------------

     38.  Amount, if any, by which Class BB-2 Formula Principal Distribution
          Amount exceeds Class BB-2 Principal Distibution Amount                     $          0.00
                                                                                     ---------------

          Liquidation Loss Interest

     39.  Amount applied to Class BB-2 Liquidation Loss Interest Amount              $          0.00
                                                                                     ---------------

     40.  Class BB-2 Liquidation Loss Interest Shortfall                             $          0.00
                                                                                     ---------------

     41.  Amount applied to Unpaid Class BB-2 Liquidation Loss Interest Shortfall    $          0.00
                                                                                     ---------------

     42.  Remaining Unpaid Class BB-2 Liquidation Loss Interest Shortfall            $          0.00
                                                                                     ---------------

Overcollateralization Distribution Amount (on or after July,
2001 Payment Date)

     43.  Class [A-1] [A-2] [A-3] [A-4] [A-5] [B-1]                                  $          0.00
                                                                                     ---------------
Servicer
--------

     44.  Monthly Servicing Fee .50% (if Originator or subsidiary is Servicer)       $    416,666.67
                                                                                     ---------------

     45.  Reimbursement for unreimbursed Advances, Liquidation Expenses,
          Maintenance Expenses                                                       $          0.00
                                                                                     ---------------

     46.  Additional Principal Distribution Amount
          (a)   Class A-1                                                            $          0.00
                                                                                     ---------------
          (b)   Class A-2                                                            $          0.00
                                                                                     ---------------
          (c)   Class A-3                                                            $          0.00
                                                                                     ---------------
          (d)   Class A-4                                                            $          0.00
                                                                                     ---------------
          (e)   Class A-5                                                            $          0.00
                                                                                     ---------------
          (f)   Class B-1                                                            $          0.00
                                                                                     ---------------
          (g)   Class B-2                                                            $          0.00
                                                                                     ---------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-D
                                       MONTHLY REPORT                  June 2000
                                       PAGE 7
                                                      Distribution Date: 7/17/00
                                                       CUSIP# 20846Q DB1 DC9 DD7
                                                                 DE5 DF2 DG0 DH8
                                                         Trust Account: 33382830

     47.  Monthly Servicing Fee (if Originator or subsidiary is not Servicer)
          (Portion Not Paid Under (3), Above)                                        $          0.00
                                                                                     ---------------

Class A and Class B Certificates
--------------------------------

     48.  Pool Scheduled Principal Balance                                           $991,151,332.05
                                                                                     ---------------

     49.  Pool Factor
          (a)  Class A1 Pool Factor                                                        .96184737
                                                                                     ---------------
          (b)  Class A2 Pool Factor                                                       1.00000000
                                                                                     ---------------
          (c)  Class A3 Pool Factor                                                       1.00000000
                                                                                     ---------------
          (d)  Class A4 Pool Factor                                                       1.00000000
                                                                                     ---------------
          (e)  Class A5 Pool Factor                                                       1.00000000
                                                                                     ---------------
          (f)  Class B1 Pool Factor                                                       1.00000000
                                                                                     ---------------
          (g)  Class B2 Pool Factor                                                       1.00000000
                                                                                     ---------------

     50.  Loans Delinquent:
          30-59 days                                                   48            $  2,840,598.00
                                                                 ---------------     ---------------
          60-89 days                                                    8            $    364,379.00
                                                                 ---------------     ---------------
          90 or more days                                               0            $          0.00
                                                                 ---------------     ---------------

     51.  Principal Balance of Defaulted Loans                                       $          0.00
                                                                                     ---------------

     52.  Loans granted Extensions
          (a)   Aggregate unpaid principal balance                                   $          0.00
                                                                                     ---------------
          (b)   Number                                                                             0
                                                                                     ---------------

     53.  Liquidated Loans
          (a)   Number                                                                             0
                                                                                     ---------------
          (b)   Aggregate unpaid principal balance                                   $          0.00
                                                                                     ---------------
          (c)   REO                                                                  $          0.00
                                                                                     ---------------
          (d)   Net Liquidation Loss                                                 $          0.00
                                                                                     ---------------

     54.  Number of Loans Remaining                                                           13,088
                                                                                     ---------------

     55.  Pre-Funded Amount                                                          $213,994,832.95
                                                                                     ---------------

     56.  Reimbursement of Class C Certificateholder expenses                        $          0.00
                                                                                     ---------------

     57.  Prepayment Charges
          (a)   collected                                                            $          0.00
                                                                                     ---------------
          (b)   waived [identify by Loan]                                            $          0.00
                                                                                     ---------------

     58.  Overcollateralization Amount                                               $  4,733,667.83
                                                                                     ---------------

     59.  Target Overcollateralization Amount                                        $ 20,000,000.00
                                                                                     ---------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-D
                                       MONTHLY REPORT                  June 2000
                                       PAGE 8
                                                      Distribution Date: 7/17/00
                                                       CUSIP# 20846Q DB1 DC9 DD7
                                                                 DE5 DF2 DG0 DH8
                                                         Trust Account: 33382830

Class C Certificate
-------------------
     60.  Class C Distribution Amount                                                $          0.00
                                                                                     ---------------

     61.  Servicer Termination Trigger Event Exists if:                              $          0.00
                                                                                     ---------------

          (a)    Arithmetic average of Ninety-Day Delinquency Ratios for current and two preceding months (line 19(a)(ii) above), exceeds 52.0%
                 of the Senior Enhancement Percentage, or                                      0.00%
                                                                                     ---------------

          (b)    Cumulative Realized Losses as a percentage of Cut-off Date Pool
                 Principal Balance (line 19(b)(ii), above), exceeds 2.25% from
                 July, 2000 through June, 2001 Payment Dates, 3.00% from July,
                 2001 through June, 2002 Payment Dates, 4.25% from July, 2002 through June, 2003 Payment Dates, 4.75% from July, 2003 through
                 June, 2004 Payment Dates, 5.25% from July, 2004 through June,
                 2005 Payment Dates, 6.00% thereafter, or                                      0.00%
                                                                                     ---------------

          (c)    Realized Losses as a percentage of Cut-off Date Pool Scheduled
                 Principal Balance (line 19(c)(ii), above), exceeds 1.50% for
                 July, 2000 through June, 2002 Payment Dates, 2.00% for July,
                 2002 through June, 2003 Payment Dates, 3.00% for July, 2003 through June, 2004 Payment Dates, 3.50% for July, 2004 through
                 June, 2006 Payment Dates, 2.50% for July, 2006 through June,
                 2007 Payment Dates, 1.50% thereafter                                          0.00%
                                                                                     ---------------